Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Basis of Presentation—The consolidated financial statements have been prepared in U.S. dollars, in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All intercompany transactions have been eliminated in consolidation.

Use of Estimates—The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Operating Segments—The Company operates as one operating segment. Operating segments are defined as components of an enterprise for which separate financial information is regularly evaluated by the chief operating decision makers (“CODMs”), which are the Company’s chief executive officer and chief operating officer, in deciding how to allocate resources and assess performance. The Company’s CODMs evaluate the Company’s financial information and resources and assess the performance of these resources on a consolidated basis. Since the Company operates in one operating segment, all required financial segment information can be found in the consolidated financial statements.

Historical Loss Per Share—Basic net loss per share attributable to common stockholders is computed by dividing net loss attributable to common stockholders by the weighted average number of common shares outstanding for the period. Diluted net loss per share attributable to common stockholders is computed by giving effect to all potential dilutive common stock equivalents outstanding for the period. For purposes of this calculation, options to purchase common stock, common stock warrant, nonvested shares of restricted stock, RSUs and redeemable convertible preferred stock are considered to be common stock equivalents. The Company applied the two-class method to calculate its basic and diluted net loss per share of common stock, as its convertible preferred stock and common stock are participating securities. The two-class method is an earnings allocation formula that treats a participating security as having rights to earnings that otherwise would have been available to common stockholders. However, the two-class method does not impact the net loss per share of common stock as the Company was in a loss position for each of the periods presented and preferred stockholders do not participate in losses.

A reconciliation of the denominator used in the calculation of basic and diluted loss per share is as follows (in thousands, except per share amounts):

	Year Ended December 31,
	2012	2013	2014
Numerator:
Net loss attributable to common stockholders	$(18,859)	$(34,328)	$(48,560)

Denominator:
Weighted-average common shares outstanding—basic	4,699	5,113	11,562
Dilutive effect of share equivalents resulting from stock options, RSUs, nonvested restricted stock, common stock warrant and redeemable convertible preferred shares (as converted)	—	—	—

Weighted-average common shares outstanding-diluted	4,699	5,113	11,562

Net loss per common share, basic and diluted	$(4.01)	$(6.71)	$(4.20)

For the years ended December 2012, 2013 and 2014, the Company incurred net losses and, therefore, the effect of the Company’s outstanding stock options, common stock warrant, redeemable convertible preferred stock, RSUs and nonvested shares of restricted stock was not included in the calculation of diluted loss per share as the effect would be anti-dilutive. The following table contains share totals with a potentially dilutive impact (in thousands):

	Year Ended December 31,
	2012	2013	2014
Options to purchase common shares	4,180	4,695	4,588
Common stock warrant	13	13	13
Common stock subject to repurchase	67	—	—
Convertible preferred shares (as converted)	19,530	19,530	—
RSUs	—	858	1,376

Cash and Cash Equivalents—The Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. Cash and cash equivalents consist of cash held in bank deposit accounts and short-term, highly-liquid investments with remaining maturities of three months or less at the date of purchase, consisting of money-market funds.

Restricted Cash—The Company had restricted cash of $230 thousand at December 31, 2014 related to a leased facility. The Company had restricted cash of $1.9 million at December 31, 2013 which included $1.8 million for letters of credit for the Company’s leased facilities and $157 thousand in collateral for the Company’s corporate credit card borrowings. During the year ended December 31, 2014 the Company released from restrictions $1.7 million of cash, which includes the $157 thousand in collateral related to the Company’s corporate credit card borrowings and $1.5 million related to its leased facilities.

Accounts Receivable and Allowance for Doubtful Accounts—Accounts receivable are carried at the original invoiced amount less an allowance for doubtful accounts based on the probability of future collection. When management becomes aware of circumstances that may decrease the likelihood of collection, it records a specific allowance against amounts due, which reduces the receivable to the amount that management reasonably believes will be collected. For all other customers, management determines the adequacy of the allowance based on historical loss patterns, the number of days that billings are past due and an evaluation of the potential risk of loss associated with specific accounts. To date, losses resulting from uncollected receivables have not exceeded management’s expectations.

The following is a rollforward of the Company’s allowance for doubtful accounts (in thousands):

	Balance Beginning of Period	Charged to Costs or Expenses	Deductions(1)	Balance at End of Period
Allowance for doubtful accounts
Year ended December 31, 2012	$61	$384	$(323)	$122
Year ended December 31, 2013	$122	$523	$(470)	$175
Year ended December 31, 2014	$175	$632	$(589)	$218

(1)	Deductions include actual accounts written-off, net of recoveries.

Property and Equipment—Property and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the related assets. Expenditures for maintenance and repairs are charged to expense as incurred, whereas major betterments are capitalized as additions to leasehold improvements. Depreciation is recorded over the following estimated useful lives:

Estimated Useful Life
Computer equipment and purchased software	3 years
Office equipment	5 years
Furniture and fixtures	5 years
Leasehold improvements	Lesser of lease term or useful life

Impairment of Long-Lived Assets—Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable or that the useful lives of those assets are no longer appropriate. Management considers the following potential indicators of impairment of its long-lived assets (asset group): a substantial decrease in the Company’s stock price, a significant adverse change in the extent or manner in which a long-lived asset (asset group) is being used, a significant adverse change in legal factors or in the business climate that could affect the value of the long-lived asset (asset group), an accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of a long-lived asset (asset group), and a current expectation that, more likely than not, a long lived asset (asset group) will be sold or otherwise disposed of significantly before the end of its previously estimated useful life. When such events occur, the Company compares the carrying amounts of the assets to their undiscounted expected future cash flows. If this comparison indicates that there may be an impairment, the amount of the impairment is calculated as the difference between the carrying value and fair value. For the years presented, the Company did not recognize an impairment charge.

Goodwill—Goodwill represents the excess of cost over the fair value of the net tangible and identifiable intangible assets acquired in a business combination. The Company has no other intangible assets with indefinite useful lives. Goodwill is not subject to amortization, but is monitored annually for impairment or more frequently if there are indicators of impairment. Management considers the following potential indicators of impairment: significant underperformance relative to historical or projected future operating results, significant changes in the Company’s use of acquired assets or the strategy of the Company’s overall business, significant negative industry or economic trends and a significant decline in the Company’s stock price for a sustained period. The Company performs its annual impairment test on November 30. Currently, the Company’s goodwill is evaluated at the entity level as it is determined there is only one reporting unit. The Company performs a two step impairment test. In the first step, the fair value of each reporting unit is compared to its carrying amount. If the fair value exceeds the carrying value of the net assets assigned, goodwill is not considered impaired and the second step is not required. If the carrying value exceeds the fair value, then the second step of the impairment test is performed in order to determine the implied fair value of the reporting unit’s goodwill. If the carrying value of the goodwill exceeds the fair value, then an impairment charge is recorded. On November 30, 2014, the estimated fair value of the Company’s single reporting unit exceeded its carrying amount. Because the fair value of the Company’s single reporting unit was in excess of its carrying value and there were no indicators that the Company’s goodwill had become impaired since that date, there was no impairment as of November 30, 2014 through December 31, 2014.

For the years ended December 31, 2012, 2013 and 2014, the Company did not recognize an impairment charge.

Advertising Expense—The Company expenses advertising as incurred, which is included in sales and marketing expense in the accompanying consolidated statements of operations. The Company incurred $3.0 million of advertising expense in 2012, $3.5 million in 2013, and $3.3 million in 2014.

Revenue Recognition—The Company primarily generates revenue from multi-element arrangements, which typically include subscriptions to its online software solution and professional services which includes on-boarding and training services. The Company’s customers do not have the right to take possession of the online software solution. The Company recognizes revenue when all of the following have occurred:

•	persuasive evidence of an arrangement with the customer exists

•	service has been or is being provided

•	the fees are fixed or determinable

•	collectability of the fees is reasonably assured

The Company’s arrangements do not contain general rights of return.

In order to treat elements in a multiple-element arrangement as separate units of accounting, the delivered elements must have standalone value and delivery of the undelivered element is probable and within control of the Company.

The Company has determined that subscriptions for its online software solution have standalone value because, once a customer launches its initial site, the online software solution is fully functional and does not require any additional development, modification, or customization.

Professional services consists primarily of on-boarding and web-based and in-person training, are not required to use the online software solution, and are determined to have stand-alone value from the related subscription services because they are sold separately by the Company and third parties.

When multiple element arrangements are separated into different units of accounting, the arrangement consideration is allocated to the identified separate units based on a relative selling price hierarchy. The estimated fair value of each element is determined based upon the following hierarchy: (1) vendor specific objective evidence (“VSOE”) of fair value, (2) third party evidence of selling price (“TPE”), or (3) the Company’s best estimate of selling price (“BESP”). The Company is not able to establish VSOE of fair value for undelivered elements, which in most instances is subscription and training and professional services, based on its pricing practices, and there is not a reliable measure of TPE of selling price. As such, arrangement consideration is allocated amongst multiple deliverable arrangements using BESP. The Company establishes BESP for each deliverable primarily considering the median of actual sales prices of each type of subscription and other professional services sold. The Company considers each type of subscription and service as well as pricing and geographic information when establishing BESP. Arrangement consideration is allocated such that the revenue recognized does not exceed the fee subject to refund.

Revenue from subscriptions is recognized ratably over the subscription period beginning on the date the Company’s subscription is made available to customers. Substantially all subscription contracts are one year or less. The Company recognizes revenue from on-boarding and training services as the services are provided.

The Company pays its marketing agency partners a commission of the subscription sales price for sales to customers. The classification of the commission paid on the Company’s consolidated statements of operations depends on who is purchasing its subscription. In instances where the customer is purchasing the subscription, the Company is the primary obligor and records the commission paid to the agency partner as sales and marketing expense. When the agency partner purchases the subscription directly from the Company, the Company nets the consideration paid to the partner against the associated revenue it recognizes, as in these instances the Company’s customer is the partner and the Company’s remaining obligations are to the partner. The Company does not believe that it receives a tangible benefit from the payment back to the partner.

Sales taxes collected from customers and remitted to government authorities are excluded from revenue.

Amounts that have been invoiced are recorded in accounts receivable and deferred revenue or revenue, depending on whether the revenue recognition criteria have been met. Deferred revenue represents amounts billed for which revenue has not yet been recognized. Deferred revenue that will be recognized during the succeeding 12-month period is recorded as current deferred revenue and the remaining portion is recorded as long-term deferred revenue.

Concentrations of Credit Risk and Significant Customers—Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash, restricted cash and accounts receivable.

A significant portion of the Company’s cash is held at one financial institution that management believes to be of high credit quality. Although the Company deposits it cash with multiple financial institutions, its deposits exceed federally insured limits.

The Company has no significant off-balance sheet risk such as foreign exchange contracts, option contracts, or other hedging arrangements.

The Company generally does not require collateral from its customers and generally requires payment 30 days from the invoice date. The Company maintains an allowance for doubtful accounts based on its assessment of the collectability of accounts receivable. Credit risk arising from accounts receivable is mitigated as a result of transacting with a large number of geographically dispersed customers spread across various industries.

At December 31, 2013 and 2014 there were no customers that represented more than 10% of the net accounts receivable balance. There were no customers that individually exceeded 10% of the Company’s revenue in any of the periods presented.

Foreign Currency—The functional currency of the Company’s foreign subsidiary is the local currency. Assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the exchange rates in effect at the balance sheet dates; with the resulting translation adjustments directly recorded to a separate component of accumulated other comprehensive income (loss). Income and expense accounts are translated at the weighted-average exchange rates during the period. Equity transactions are translated at historical exchange rates. Foreign currency transaction gains and losses are recorded in other income (expense).

Research and Development—Research and development expenses include payroll, employee benefits and other expenses associated with product development.

Capitalized Software Development Costs—Certain payroll and stock compensation costs incurred to develop functionality for the Company’s software platform, as well as certain upgrades and enhancements that are expected to result in increased functionality are capitalized. The costs incurred in the preliminary stages of development are expensed as incurred. Once an application has reached the development stage, certain internal costs are capitalized until the software is substantially complete and ready for its intended use. Capitalized software development costs are amortized on a straight-line basis over their estimated useful life of two years. Management evaluates the useful lives of these assets on an annual basis and tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets.

Capitalized software development costs consisted of the following (in thousands):

	December 31,
	2013	2014
Gross capitalized software development costs	$9,351	$14,219
Accumulated amortization	(5,872)	(9,786)

Capitalized software development costs, net	$3,479	$4,433

The Company capitalized software development costs of $2.4 million in 2012, $3.7 million in 2013, and $4.9 million in 2014. Stock-based compensation costs included in capitalized software were $100 thousand in 2012, $273 thousand in 2013, and $235 thousand in 2014.

Amortization of capitalized software development costs was $1.5 million in 2012, $2.6 million in 2013, and $3.9 million in 2014. Amortization expense is included in cost of revenue in the consolidated statements of operations.

Income Taxes—Deferred tax assets and liabilities are recognized for the differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities using tax rates expected to be in effect in the years in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company provides reserves for potential payments of tax to various tax authorities related to uncertain tax positions based on a determination of whether and how much of a tax benefit taken by the Company in its tax filings or positions is more likely than not to be realized following resolution of any potential contingencies present related to the tax benefit. Potential interest and penalties associated with such uncertain tax positions are recorded as a component of income tax expense.

Stock-Based Compensation—The Company accounts for all stock options and awards granted to employees and nonemployees using a fair value method. Stock-based compensation is recognized as an expense and is measured at the fair value of the award. The measurement date for employee awards is generally the date of the grant. The measurement date for nonemployee awards is generally the date the options vest. Stock-based compensation costs are recognized as expense over the requisite service period, which is generally the vesting period for awards, on a straight-line basis for awards with only a service condition, and using the graded-method for awards with both a performance and service that were granted prior to our IPO, and on a straight-line basis for the awards that were granted following our IPO.

Recent Accounting Pronouncements—In May 2014, the Financial Accounting Standards Board issued updated guidance and disclosure requirements for recognizing revenue. The new revenue recognition standard provides a five-step analysis of transactions to determine when and how revenue is recognized. The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance will be effective for the Company on January 1, 2017 and may be applied retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. The Company is evaluating the potential impact of adopting this new accounting guidance.

In June 2014, the Financial Accounting Standards Board issued a standards update on accounting for share-based payments when the terms of the award provide that a performance target could be achieved after a requisite service period. The standard is effective beginning January 1, 2016, with early adoption permitted. We do not expect it to have a material impact on our consolidated financial position, results of operations or cash flows.